Exhibit (q)(1)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that Eddie A. Grier, whose signature appears below, constitutes and appoints Mark F. Parise, Carl Frischling, Todd P. Zerega, Betselot Zeleke and Gwendolyn A. Williamson, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: July 30, 2022

/s/ Eddie A. Grier
Eddie A. Grier

Appendix A

July 30, 2022

Institutional and Retail Funds	Securities Act of 1933 Registration Statement Amendment Nos.
Morgan Stanley Institutional Fund, Inc.	257, 258, 259, 260, 261, 262, 263, 264 to Form N-1A
Morgan Stanley Institutional Fund Trust	218, 219, 220, 221, 222, 223, 224, 225, 226, 227, 228, 229, 230, 231 to Form N-1A
Morgan Stanley Institutional Liquidity Funds	42, 43, 44, 45, 46, 47, 48, 49 to Form N-1A
Morgan Stanley Global Fixed Income Opportunities Fund	88, 89, 90, 91, 92, 93, 94, 95 to Form N-1A
Morgan Stanley Mortgage Securities Trust	88, 89, 90, 91, 92, 93, 94, 95 to Form N-1A
Morgan Stanley Europe Opportunity Fund Inc.	71, 72, 73, 74, 75, 76, 77, 78 to Form N-1A
Morgan Stanley Insight Fund	75, 76, 77, 78, 79, 80, 81, 82 to Form N-1A
Morgan Stanley U.S. Government Securities Trust	75, 76, 77, 78, 79, 80, 81, 82, 83 to Form N-1A
Morgan Stanley California Tax-Free Daily Income Trust	53, 54, 55, 56, 57, 58, 59, 60 to Form N-1A
Morgan Stanley Tax-Free Daily Income Trust	65, 66, 67, 68, 69, 70, 71, 72 to Form N-1A
Morgan Stanley Variable Investment Series	70, 71, 72, 73, 74, 75, 76, 77 to Form N-1A
Morgan Stanley Variable Insurance Fund, Inc.	75, 76, 77, 78, 79, 80, 81, 82, 83 to Form N-1A
Morgan Stanley U.S. Government Money Market Trust	60, 61, 62, 63, 64, 65, 66, 67 to Form N-1A

AIP Funds	Securities Act of 1933 Registration Statement Amendment Nos.
Alternative Investment Partners Absolute Return Fund	Form N-2, post-effective amendments 1, 2, 3, 4
Alternative Investment Partners Absolute Return Fund STS	Form N-2, post-effective amendments 1, 2, 3, 4
AIP Alternative Lending Fund A	Form N-2, pre-effective amendments 1, 2, 3, 4 and post-effective amendments 1, 2, 3, 4, 5
AIP Alternative Lending Fund P	Form N-2, pre-effective amendments 1, 2, 3, 4 and post-effective amendments 1, 2, 3, 4, 5